UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 21, 2014


                           COMPETITIVE COMPANIES, INC.
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             (Exact name of registrant as specified in its charter)


                                     NEVADA
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                 (State or other jurisdiction of incorporation)


         333-76630                                       65-1146821
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  (Commission File Number)                  (I.R.S. Employer Identification No.)

            19206 HUEBNER ROAD, SUITE 202, SAN ANTONIO, TEXAS 78258
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               (Address of principal executive offices) (Zip Code)

                                 (210) 233-8980
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              (Registrant's telephone number, including area code)


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              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written  communications  pursuant to Rule 425 under the  Securities  Act (17
    CFR240.14d-2(b))

[_] Soliciting  material  pursuant  to  Rule  14a-12  under  Exchange  Act  (17
    CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT
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         ITEM 5.02.  DEPARTURE OF DIRECTORS  AND CERTAIN  OFFICERS;  ELECTION OF
DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

         COMPENSATION ARRANGEMENTS. In consideration for William H. Gray's service as the Chairman of Board of Directors, Chief Executive Officer, President, Chief Financial Officer, and Treasurer of Competitive Companies, Inc. (the "Company"), the Company issued to Mr. Gray, on April 17, 2014, a total of 90,000,000 warrants to purchase up to 90,000,000 shares of the Company's common stock at an exercise price of $0.025 per share (the "CCI Warrants") and a total of 10,000,000 stock options to purchase up to 10,000,000 shares of the Company's common stock (the "CCI Options") under Competitive Companies, Inc.'s 2012 Stock Incentive Plan (the "Plan") pursuant to the following schedule:

                                                                       Required  Required
                No. of Options   Exercise Expiration  Market Price       Daily   Trading    Market Value   Cost To
   Security      or Warrants       Price     Date         Req.          Volume     Days      Required(1)    Acquire
--------------------------------------------------------------------------------------------------------------------
CCI Options         10,000,000(2)  $0.025 4/17/2019       NA              NA        NA          NA         $250,000
CCI Warrants        10,000,000     $0.025 4/17/2024      $0.10          125,000     10      $33,467,653    $250,000
CCI Warrants        10,000,000     $0.025 4/17/2024      $0.11          150,000     10      $36,814,418    $250,000
CCI Warrants        10,000,000     $0.025 4/17/2024      $0.12          250,000     10      $40,161,183    $250,000
CCI Warrants        10,000,000     $0.025 4/17/2024      $0.13          300,000     10      $43,507,948    $250,000
CCI Warrants        10,000,000     $0.025 4/17/2024      $0.14          350,000     10      $46,854,714    $250,000
CCI Warrants        10,000,000     $0.025 4/17/2024      $0.15          400,000     10      $50,201,479    $250,000
CCI Warrants        10,000,000     $0.025 4/17/2024      $0.16          450,000     10      $53,548,244    $250,000
CCI Warrants        10,000,000     $0.025 4/17/2024      $0.17          500,000     10      $56,895,501    $250,000
CCI Warrants        10,000,000     $0.025 4/17/2024      $0.18          550,000     10      $60,241,775    $250,000
--------------------------------------------------------------------------------------------------------------------
   Total           100,000,000                                                                           $2,500,000
--------------

(1) Based on 334,676,533 shares of Competitive Companies, Inc. common stock outstanding as of April 17, 2014.

(2)      The CCI  Options  vest  pursuant  to the  following  vesting  schedule:
         4,000,000  on the date of  grant,  4,000,000  on April  17,  2015,  and
         2,000,000 on April 17, 2016. The CCI Options are incentive stock options to the extent permitted under the Plan and the Internal Revenue Code of 1986, as amended.

Padgett, Stratemann & Co., the Company's auditing firm, has been engaged to prepare a report regarding appropriate compensation for the Company's executives (the "Report"). The Report is expected to be delivered to the Company's board of directors in the near future. If the Report indicates that the CCI Warrant or CCI Options should be modified or amended, the Company and Mr. Gray have agreed to negotiate in good faith to modify and amend the CCI Warrants and CCI Options to be consistent with the Report. A copy of the form of CCI Warrant is attached to this Report as Exhibit 4.1 and a copy of the CCI Option agreement is attached to this Report as Exhibit 4.2.

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS
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         (d)   Exhibits

               4.1. Form of Warrant to be issued by Competitive Companies, Inc.

               4.2  Stock Option Agreement issued by Competitive Companies, Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                           COMPETITIVE COMPANIES, INC.
                        --------------------------------
                                  (Registrant)

Date: April 25, 2014


                           /s/ William H. Gray
                           ----------------------------------------------------
                           William H. Gray, Chief Executive Officer

































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